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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  SEPTEMBER 15, 2000



                        EOP OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

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

                 DELAWARE                                1-13625                          36-4156801
       (State or other jurisdiction             (Commission File Number)                 (IRS Employer
             of incorporation)                                                      Identification Number)
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2 NORTH RIVERSIDE PLAZA
SUITE 2100
CHICAGO, ILLINOIS                                                       60606
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (312) 466-3300



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.       OTHER EVENTS

On September 15, 2000, EOP Partnership completed the private placement of an additional $25 million aggregate principal amount of exchangeable, senior unsecured notes due 2008. The notes were issued pursuant to the partial exercise by the initial purchaser of the over-allotment option granted to it on August 23, 2000. Principal and interest on the notes are guaranteed by Equity Office Properties Trust, EOP Partnership's general partner. A copy of Equity Office's press release, dated September 18, 2000, is attached to this form as Exhibit
99.1 and, except for the last sentence thereof, is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)    Financial Statements of Businesses Acquired

                     Not applicable

              (b)    Pro Forma Financial Information

                     Not applicable

              (c)    Exhibits

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                     Exhibit          Document
                     -------          ---------
                      99.1            Press Release, dated September 18, 2000
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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                       EOP OPERATING LIMITED PARTNERSHIP

                                       By:      Equity Office Properties Trust, its
                                                general partner



Date:  September 15, 2000              By:      /s/ STANLEY M. STEVENS
                                                --------------------------------------------------
                                                Stanley M. Stevens
                                                Executive Vice President, Chief Legal Counsel and
                                                Secretary
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                                  EXHIBIT INDEX

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
      EXHIBIT                           DOCUMENT
      ------                            --------
       99.1                             Press Release, dated September 18, 2000
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